UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

Patriot Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43292	98-1903814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, 100 Matsonford Road, Suite 210, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PTACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PTAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on May 18, 2026, Patriot Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 16,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $160,000,000. Keefe, Bruyette and Woods, Inc. (“KBW”), the underwriter, was granted a 45-day option to purchase up to an additional 2,400,000 Units offered by the Company to cover over-allotments, if any (the “Over-Allotment Option”).

As previously disclosed, simultaneously with the closing of the IPO, pursuant to the private placement warrants purchase agreements with Patriot Acquisition Sponsor LLC (the “Sponsor”) and KBW, the Company completed the private sale of an aggregate of 5,200,000 Warrants (the “Private Placement Warrants”) to the Sponsor and KBW at a price of $1.00 per Private Placement Warrant (the “Private Placement”). The Private Placement Warrants (and underlying securities) are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission on March 6, 2026 (File No. 333-294090). No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

As previously disclosed, subsequently, on May 20, 2026, KBW partially exercised the Over-Allotment Option for 1,500,000 Units. The closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on May 21, 2026. The total aggregate issuance by the Company of 1,500,000 Over-Allotment Option Units at a price of $10.00 per unit generated total gross proceeds of $15,000,000. On May 21, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 75,000 Private Placement Warrants to KBW, generating gross proceeds of $75,000.

On May 21, 2026, an additional $15,075,000 consisting of the net proceeds from the sale of the Over-Allotment Option Units and the additional Private Placement Warrants was placed in the trust account, resulting in a total of $175,875,000 held in the trust account.

An audited balance sheet reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement (including the partial exercise of the Over-Allotment Option) is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATRIOT ACQUISITION CORP.

Date: May 22, 2026

	By:	/s/ Thomas Cestare
	Name:	Thomas Cestare
	Title:	Chief Financial Officer

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